SMITH BARNEY/TRAVELERS SERIES FUND INC.

             Supplement dated November 21, 1995 to
              Prospectus dated September 13, 1995



      At a Special Meeting of the Shareholders of the G. T. Global Strategic Income Portfolio (the "Portfolio") of Smith Barney/Travelers Series Fund Inc. (the "Fund") held on November 10, 1995, the shareholders approved changing the Portfolio's subclassification from a diversified to a non-diversified company under the Investment Company Act of 1940, as amended (the "1940 Act").

      As a "non-diversified" company under the 1940 Act, the Portfolio will have the ability to invest more than 5% of its assets in the securities of any issuer. However, the Portfolio intends to comply with Subchapter M of the Internal Revenue Code that limits the aggregate value of all holdings (except U.S. Government and cash items, as defined in the Code) that exceed 5% of the Portfolio's total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of the Portfolio's total assets. These limits are measured at the end of each quarter. Under the Subchapter M limits, "non-diversification" allows up to 50% of a Portfolio's total assets to be invested in as few as two single issuers. In the event of decline of creditworthiness or default upon the obligations of one or more such issuers exceeding 5%, an investment in the Portfolio will entail greater risk than in a portfolio having a policy of "diversification" because a high percentage of the Portfolio's assets may be invested in securities of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the Portfolio, and consequently a greater degree of fluctuation of the Portfolio's net asset value, because the Portfolio will be more susceptible to economic, political or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.







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